                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No.  )
                                             --

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                           ---

Check the appropriate box:
    Preliminary Proxy Statement
---
    Confidential, for Use of the Commission Only (as permitted by
--- Rule 14a-6(e)(2))
    Definitive Proxy Statement
---
 X  Definitive Additional Materials
---
    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
---

                     McLAREN PERFORMANCE TECHNOLOGIES, INC.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1) Amount previously paid:
                                  ----------------------------------------------
        2) Form, schedule or registration statement no.:
                                                        ------------------------
        3) Filing party:
                        --------------------------------------------------------
        4) Date filed:
                      ----------------------------------------------------------

                    McLAREN PERFORMANCE TECHNOLOGIES, INC.
                          32233 West Eight Mile Road
                            Livonia, Michigan 48152
                                (248) 477-6240

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               February 20, 2002

                               -----------------

TO THE STOCKHOLDERS OF McLAREN PERFORMANCE TECHNOLOGIES, INC.:

   Notice is hereby given that the Annual Meeting of Stockholders of McLaren Performance Technologies, Inc., a Delaware corporation, will be held at the Embassy Suites, 19525 Victor Parkway, Livonia, Michigan 48152 on Wednesday, February 20, 2002, at 9:30 a.m., local time, for the purpose of considering and acting upon the following matters:

      1. The election of eight (8) Directors of the Company to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

      2. The approval of the selection of Ernst & Young LLP as the Company's independent accountants.

      3. The transaction of such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

   The Board of Directors knows of no other business which will be presented to the Stockholders at this annual meeting.

   The Board of Directors has fixed January 15, 2002, as the record date for the determination of the Stockholders entitled to receive notice of and to vote at the Annual Meeting of Stockholders and any adjournments or postponements of the annual meeting.

   It is important that Proxies be returned promptly. Therefore, Stockholders who do not expect to attend the annual meeting in person are requested to vote, sign, date and return the enclosed Proxy, which is solicited by the Board of Directors, in the enclosed prepaid envelope.

                                          By Order of the Board of Directors

                                          /s/ Chris J. Panzl

                                          Chris J. Panzl, Secretary

Dated: January 17, 2002

                    McLAREN PERFORMANCE TECHNOLOGIES, INC.
                          32233 West Eight Mile Road
                            Livonia, Michigan 48152
                                (248) 477-6240

                               -----------------

                                PROXY STATEMENT

                               -----------------

                        ANNUAL MEETING OF STOCKHOLDERS

   The Board of Directors of McLAREN PERFORMANCE TECHNOLOGIES, INC. (the "Company" or "McLaren") requests all Stockholders who do not expect to be present at the annual meeting to be held February 20, 2002 (the "Annual Meeting"), and who wish their stock to be voted on the business to be transacted there, to vote, sign, date and return the enclosed form of Proxy. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's Stockholders on or about January 18, 2002.

   Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by a later-dated proxy, by giving written notice of such revocation to the Secretary of the Company at the above address, or by voting in person at the Annual Meeting. The expense of soliciting Proxies, including the cost of preparing, assembling and mailing this proxy material to Stockholders, will be borne by the Company. It is anticipated that solicitations of Proxies for the Annual Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit Proxies personally or by telephone, without additional salary or compensation to them. The Company has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of Proxies at an estimated cost of $6,500 plus reimbursement of reasonable expenses. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection. All shares represented by valid Proxies will be voted in accordance therewith at the Annual Meeting.

   All voting rights are vested exclusively in the holders of the Company's $.00001 par value Common Stock. Each share of Common Stock entitles the holder to one (1) vote. Cumulative voting in the election of Directors is not permitted. Only Stockholders of record at the close of business on January 15, 2002, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On January 15, 2002, the Company had 11,941,532 shares of its $.00001 par value Common Stock outstanding.

   A majority of the Company's outstanding Common Stock represented in person or by Proxy shall constitute a quorum at the Annual Meeting. Assuming a quorum is present, Directors are elected by a plurality of all votes cast. In accordance with applicable law, abstentions and broker non-votes will not have the effect of votes in opposition to a Director nominee.

   The Company's Annual Report is being simultaneously mailed to the Company's Stockholders, but does not constitute part of these proxy soliciting materials.

                             ELECTION OF DIRECTORS

                           Item 1 on the Proxy Card

   The Board of Directors is currently set at eight (8) members. Each member of the current Board of Directors has been nominated for reelection. The Board of Directors recommends the election of the eight (8) Director nominees listed below, to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

   It is the intention of the persons named in the accompanying form of Proxy to vote such Proxies for the nominees named below. The Board of Directors has no reason to believe that any nominee will be unable to serve. In the event that any nominee should not be available, the persons named in the Proxy will vote for the election of such substitute nominee as may be selected by the Board of Directors of the Company.

                    NOMINEES for Directors of the Company:

                             Nicholas P. Bartolini
                                Lawrence Cohen
                               Hayden H. Harris
                                David D. Jones
                                Wiley R. McCoy
                                 Steven Rossi
                              Robert J. Sinclair
                               Amherst H. Turner

   Assuming a quorum is present, Directors are elected by a plurality of all votes cast. In accordance with applicable law, abstentions and broker non-votes will not have the effect of votes in opposition to a Director nominee.

   The Board of Directors recommends a vote FOR the election of the Director nominees listed above.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth, as of January 9, 2002, the number and percentage of Common Stock beneficially owned by each Director and Executive Officer of the Company named in the Summary Compensation Table, all Directors and Executive Officers of the Company as a group, and certain other beneficial owners. Unless otherwise indicated, information as to beneficial ownership is based upon statements furnished to the Company by such persons.

                                     Total Shares  Percent
                                     Beneficially    of
Name and Address of Beneficial Owner   Owned(1)     Class
------------------------------------ ------------  -------
    Nicholas P. Bartolini...........     55,240(2)     *
     1926 Santa Barbara Street
     Santa Barbara, CA 93101

    Lawrence Cohen..................    714,906(3)   5.8%
     3311 NE 26th Avenue
     Lighthouse Point, FL 33064

    Hayden H. Harris................  1,201,476(4)   9.9%
     13875 Waters Road
     Chelsea, MI 48118

    David D. Jones..................     74,788(5)     *
     1885 James Court
     Lake Forest, IL 60045


                                                     Total Shares   Percent
                                                     Beneficially     of
          Name and Address of Beneficial Owner         Owned(1)      Class
          ------------------------------------       ------------   -------
     Amherst H. Turner..............................    612,244(6)    5.1%
      401 East Stadium Boulevard
      Ann Arbor, MI 48104

     Wiley R. McCoy.................................    240,500(7)    2.0%
      32233 West Eight Mile Road
      Livonia, MI 48152

     Steven Rossi...................................    100,000(8)      *
      32233 West Eight Mile Road
      Livonia, MI 48152

     Robert J. Sinclair.............................    101,500(9)      *
      Casa Sueno
      1025 North Ontare Road
      Santa Barbara, CA 93105

     Chris J. Panzl.................................     15,000(10)     *
      32233 West Eight Mile Road
      Livonia, MI 48152

     All Directors and Executive Officers as a Group
       (9 persons)..................................  3,115,654(11)  23.7%

     Brian Chang....................................  1,126,203       9.4%
      1 Chatsworth Court
      #24-21 Chatsworth Court
      Singapore 249745

--------
*Represents less than 1% of Class.

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of January 9, 2002, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as may be indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of Common Stock indicated.

(2) Represents 5,240 shares held directly and 50,000 shares underlying currently exercisable stock options held by Mr. Bartolini.

(3) Represents 10,500 shares held directly, 229,406 shares held by Mr. Cohen's wife, and 475,000 shares underlying currently exercisable stock options held by Mr. Cohen.

(4) Represents 1,047,826 shares held by Mr. Harris as trustee of his trust, 150,000 shares underlying currently exercisable stock warrants held by Mr. Harris as trustee of his trust, and 3,650 shares underlying currently exercisable stock options held by Mr. Harris.

(5) Represents 37,500 shares underlying currently exercisable stock options held by Mr. Jones and 37,288 shares transferred to Mr. Jones on December 19, 2001, as part of the dissolution of Greenmotors LLC, a former Stockholder of 1,118,652 shares.

(6) Represents 510,204 shares and 102,040 shares underlying currently exercisable warrants held by Amherst Fund LLC, which is managed by Mr. Turner, and of which Mr. Turner has sole voting power and investment power.

 (7)Represents 76,250 shares held directly, 1,750 shares held by Mr. McCoy's wife, and 162,500 shares underlying currently exercisable stock options held by Mr. McCoy.

 (8)Represents 100,000 shares underlying currently exercisable stock options held by Mr. Rossi.

 (9)Represents 10,000 shares held directly, 4,000 shares held with his wife as joint tenants, and 87,500 shares underlying currently exercisable stock options held by Mr. Sinclair.

(10)Represents 15,000 shares underlying currently exercisable stock options held by Mr. Panzl.

(11)Includes 1,183,190 shares underlying currently exercisable stock warrants and stock options.

Information Concerning Directors and Nominees

   The following information is furnished with respect to each Director, each of whom is nominated for election as a Director of the Company:

                          Director
        Name          Age  Since             Principal Occupation During Last Five Years
        ----          --- --------           -------------------------------------------
Nicholas P. Bartolini 65    1997   Principal, Bartolini Associates, a consulting firm, since 1995.

Lawrence Cohen....... 57    1995   Chairman of the Board of the Company from April, 1999 to
                                   September, 2001; Chairman of the Board of Bristol Retail
                                   Solutions, Inc. since 1996; Chairman of the Board of
                                   Registry Magic, Inc. since 1997.

Hayden H. Harris..... 60    2000   Chairman of the Board of the Company since September,
                                   2001; President of EDM, Inc., a venture capital fund
                                   management company, since 1987.

David D. Jones....... 58    1998   Consultant since August, 2000; President, CEO and Director,
                                   Outboard Marine Corporation from August, 1997 to August,
                                   2000; President, Mercury Marine Division of Brunswick
                                   Company from December, 1989 to August, 1997.

Wiley R. McCoy....... 63    1999   Chief Operating Officer of the Company since April 20,
                                   1999; Executive Vice President of the Company since
                                   December 1, 2000; President of the Company from April 20,
                                   1999, to November 30, 2000; President and COO of
                                   McLaren Engines, Inc. from December, 1993 to January,
                                   1999.

Steven Rossi......... 47    2001   President and Chief Executive Officer of the Company since
                                   December 1, 2000; Vice President, DaimlerChrysler
                                   Corporation, May, 1999 to 2000; General Manager,
                                   Corporate Communications of Mercedes-Benz of North
                                   America from November, 1995 to April, 1999.

Robert J. Sinclair... 69    1994   Retired.

Amherst H. Turner.... 63    2001   Retired.

   On December 23, 2000, Outboard Marine Corporation filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Nominee David D. Jones served as the President and CEO and as a Director of Outboard Marine Corporation from August, 1997 to August, 2000.

   The Company may not have knowledge of all of the information provided above regarding securities ownership, business interests and other events and transactions of the Directors. To the extent that the Company does not have actual knowledge of such information, such information has been furnished by such persons.

Section 16(a) Beneficial Reporting Compliance

   Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were either a Director, Officer or beneficial owner of more than 10% of the Company's Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

Meeting and Committees of the Board of Directors

   During the fiscal year ended September 30, 2001, the Company's Board of Directors held four (4) meetings, the Audit Committee held two (2) meetings, and the Compensation Committee held two (2) meetings. Each Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and the Committees thereof during the time each such Director was a member of the Board or any Committee thereof.

   The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

   The Audit Committee consists of Nicholas P. Bartolini, Hayden H. Harris and David D. Jones, each of whom is an independent Director as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee's function is to review and report to the Board of Directors with respect to the selection and the terms of engagement of the Company's independent public accountants, and to maintain communications among the Board of Directors, such independent public accountants, and the Company's internal accounting staff with respect to accounting and audit procedures, the implementation of recommendations by such independent public accountants, the adequacy of the Company's internal controls and related matters. The Audit Committee also reviews certain related party transactions and any potential conflict of interest situations involving officers, directors or stockholders beneficially owning more than 10% of a security of the Company.

   The Compensation Committee consists of Nicholas P. Bartolini, Hayden H. Harris, and Robert J. Sinclair. The Compensation Committee's function is to review and approve annual salaries and bonuses for all executive officers and review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto, including the granting of stock options pursuant to the Company's 2000 Option Plan.

                                AUDIT COMMITTEE

   The Company's Board of Directors has adopted a written charter for its Audit Committee. The written charter was included in the proxy statement, filed January 18, 2001, with the Securities and Exchange Commission (the "Commission").

   The information presented in this section with regard to the Company's Audit Committee, as well as the Report of the Audit Committee, are not incorporated into this Proxy Statement and are not to be considered part of the solicitation material.

Report of the Audit Committee of the Board of Directors

   The Audit Committee has reviewed and discussed the audited financial statements with management, and has discussed with the Company's independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and has discussed with the independent accountants their independence. The Audit Committee has considered whether the independent accountants' provision of information technology services and other non-audit services to the Company is compatible with the independent accountants' independence.

Audit Fees

   Audit fees billed to the Company by Ernst & Young LLP during its 2001 fiscal year for review of the annual financial statements and those financial statements included in the quarterly reports on Form 10-QSB totaled $146,000. Other audit related services, such as accounting advisory services, totaled $50,000.

Financial Information Systems Design and Implementation Fees

   The Company did not engage Ernst & Young to provide advice regarding financial information systems design and implementation during the fiscal year ended September 30, 2001.

All Other Fees

   Fees billed to the Company by Ernst & Young during its 2001 fiscal year for all other non-audit services, consisting entirely of services related to tax return preparation, totaled $11,000.

   Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report of Form 10-KSB for the fiscal year ended September 30, 2001.

                          Hayden H. Harris, Chairman
                             Nicholas P. Bartolini
                                David D. Jones
                        Members of the Audit Committee

                 EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

   The following table sets forth information regarding the executive compensation for the Company's Chief Executive Officer and each other highly compensated Executive Officer for the fiscal years ended September 30, 2001, 2000, and 1999:

                          SUMMARY COMPENSATION TABLE

                                                                           Long-Term Compensation
-                                                                ---------------------------------------
                                     Annual Compensation                Awards               Payouts
                             ----------------------------------- --------------------- -----------------
                                                                            Securities
                                                                            Underlying
                                                                 Restricted  Options
                                                    Other Annual   Stock       SARS     LTIP    All Other
Name and Principal Position  Year  Salary     Bonus Compensation  Award(s)   (Number)  Payouts Compensation
---------------------------  ---- --------    ----- ------------ ---------- ---------- ------- ------------
Steven Rossi................ 2001 $150,654(1)  -0-      -0-         -0-      200,000     -0-      $2,695(2)
  President and Chief
  Executive Officer

Wiley R. McCoy(3)........... 2001 $148,811     -0-      -0-         -0-          -0-     -0-      $2,976(4)
  Executive Vice President,  2000 $143,523     -0-      -0-         -0-      162,500              $2,800(5)
  COO                        1999 $121,389(6)  -0-      -0-         -0-          -0-     -0-         -0-

Chris J. Panzl.............. 2001 $ 80,289(7)  -0-      -0-         -0-       60,000     -0-         -0-
  Chief Financial Officer,
  Secretary, Vice-President
  and Treasurer

--------
(1)Mr. Rossi has served as the CEO since December 1, 2000. He began receiving compensation from the Company on January 1, 2001. From January 1, 2001 to September 30, 2001, he received compensation of $150,654 from the Company. His salary is $200,000 on a yearly basis. Beginning December 1, 2001, he received a 5% increase.
(2)Represents amount paid by the Company as a matching payment to a 401(k) contribution.
(3)Mr. McCoy served as President of the Company from April 20, 1999 through November 30, 2000. He has served as the COO of the Company since April 20, 1999.
(4)Represents amounts paid by the Company as a matching payment to a 401(k) contribution.
(5)Represents amounts paid by the Company as a matching payment to a 401(k) contribution.
(6)Mr. McCoy received compensation of $25,784 from McLaren Engines, Inc. between October 1, 1998, and January 6, 1999, and compensation of $95,605 from the Company between January 6, 1999, through September 30, 1999.
(7)Mr. Panzl has served as an officer of the Company since February 1, 2001. From February 1, 2001 to September 30, 2001, he received compensation of $80,289 from the Company. His salary is $125,000 on a yearly basis.

   Effective October 1, 1995, the Company implemented a 401(k) Plan pursuant to which all eligible employees may contribute up to 15% of their compensation. The Company matches contributions in the amount of 10% of all elective deferrals, and, at the Company's option, may contribute annually up to 15% of the total compensation of all eligible employees. Executive Officers of the Company are eligible to participate in this plan. During the fiscal years ended September 30, 2000 and 2001, the Company made matching contributions of $56,810 and $73,876, respectively, under this plan.

Information Concerning Executive Officers and Key Employees

   Steven Rossi, 47, has been the President and Chief Executive Officer and a Director of the Company since December 1, 2001. Mr. Rossi served as the Vice President, DaimlerChrysler Corporation from May, 1999 to 2000. Mr. Rossi served as the General Manager, Corporate Communications of Mercedes-Benz of North America from November, 1995 to April, 1999. Mr. Rossi has held various positions several major global automakers, including General Motors Corp. (both the Chevrolet and SAAB divisions) and Ford Motor Company, where he began his career as an engine development engineer.

   Wiley R. McCoy, 63, has been Chief Operating Officer of the Company since April 19, 2000 and has been the Executive Vice President of the Company since December 1, 2000. Prior to that time, he was the President of the Company from April 20, 1999 to November 30, 2000. From December, 1993 to January, 1999, Mr. McCoy was the President and COO of McLaren Engines.

   Chris J. Panzl, 37, has been the Chief Financial Officer, Vice President, Secretary and Treasurer of the Company since February 1, 2001. Mr. Panzl is a Certified Public Accountant. Mr. Panzl worked as a Vice President and partner with Metropolitan Capital Group from June, 1997 to January, 2000. Prior to that time, he worked as a Vice President for M&I Bank in Milwaukee, Wisconsin from January, 1996 to June, 1997 and as the Chief Financial Officer of Uni-Boring Co. from February, 1991 to January, 1996.

   Richard F. Gorski, 53, has been the Vice President of the Sales of the Company since May 15, 2001. Previously, Mr. Gorski was the Vice President and General Manager of the Ford Business Unit of Textron Automotive Trim Division of Textron Automotive Company Inc. from August, 2000 to February, 2001. Prior to that time, Mr. Gorski was the Chief Executive Officer for the Irausa America Company from August, 1996 to August, 1999. The prior 25 years were spent at ASC, Incorporated, eight years of which he served as the Vice President, Original Equipment Sales.

Employment and Other Agreements

   In January, 1999, McLaren Engines, Inc. entered into an employment agreement with Wiley R. McCoy to employ Mr. McCoy in the position of President and Chief Operating Officer of McLaren Engines, Inc. In April,

1999, this agreement was terminated and Mr. McCoy entered into a new employment agreement with the Company to serve as the Company's President and Chief Operating Officer. Mr. McCoy's current employment agreement was for an initial term of two years and was automatically extended an additional two year period. Mr. McCoy is to receive a base salary of $140,000 plus annual cost of living adjustments. Mr. McCoy's agreement also entitles him to participate in all fringe benefits available to other executive officers and provides that he is to be granted options to purchase 25,000 to 30,000 shares of the Company annually. The agreement may be terminated by the Company with or without cause at any time. If the agreement is terminated by the Company without cause, Mr. McCoy will continue to receive his salary and benefits for up to 12 months. Effective December 1, 2000, Mr. McCoy was appointed as the Company's Executive Vice President and Chief Operating Officer.

   As of December 1, 2000, the Company entered into an Employment Agreement with Steven Rossi to employ Mr. Rossi in the position of President and Chief Executive Officer of the Company. The agreement is for an initial term of two years, but will be automatically extended an additional two year period unless the Company notifies Mr. Rossi of its intent to terminate the agreement at least ninety days prior to the end of the initial term. Mr. Rossi receives a base salary of $200,000, and as of the anniversary date of the agreement, he received a 5% annual raise. Mr. Rossi's agreement also entitles him to participate in all fringe benefits available to other executive officers, and grants Mr. Rossi the option to purchase 200,000 shares during each two-year employment term. One-half of the options will vest on the first anniversary date of the agreement and the second half will vest on the second anniversary date of the agreement. The price for the options is the closing price of the Company's common stock as of December 1, 2000, for the initial grant of options, and, in the event the agreement is renewed, the date of the renewal of the agreement for the second grant of options. The agreement may be terminated by the Company only for cause.

   On October 1, 2001, the Company entered into an Employment Agreement with Chris J. Panzl to employ Mr. Panzl in the position of Vice President and Chief Financial Officer of the Company. The agreement is for a term of two years, but will be automatically extended an additional one year period unless the Company notifies Mr. Panzl of its intent to terminate the agreement at least ninety days prior to the end of the initial term.Mr. Panzl is to receive a base salary of $135,000. Mr. Panzl's agreement also entitles him to participate in all fringe benefits available to other executive officers, and grants Mr. Panzl the option to purchase 140,000 shares during the initial term. One-half of the options will vest on the first anniversary date of the agreement and the second half will vest on the second anniversary date of the agreement. The price for the options is the closing price of the Company's common stock as of October 1, 2001 for those granted in the initial term. The agreement may be terminated by the Company only for cause.

Certain Relationships and Related Transactions

   On August 1, 2001, the Company entered into a McLaren Stock Option Purchase Agreement with EMM McLaren Investment Company, L.L.C. ("EMM") pursuant to which the Company granted to EMM the option to acquire up to 1,750,000 shares of the Company's Common Stock at an exercise price of $0.98 per share (the "EMM Option Agreement"). The EMM Option Agreement also provides that the Company will issue warrants to EMM. The warrants will grant EMM the right to purchase that number of additional shares of the Company's Common Stock equal to 20% of the sum of the shares acquired upon exercise of the option. The exercise prices of the warrants will be $1.00 for half the warrant shares and $2.00 for the other half.

   On August 8, 2001, EMM and Amherst H. Turner, who later became and is currently a Director of the Company, entered into a Partial Assignment of McLaren Stock Option Purchase Agreement (the "Assignment") whereby EMM assigned to Mr. Turner: (a) EMM's option to purchase 510,204 shares exercisable pursuant to the EMM Option Agreement on or before August 20, 2001 (the "Assigned Option"); and (b) if Mr. Turner exercised the Assigned Option, EMM's right to receive warrants to purchase 51,020 warrant shares exercisable, at $1.00 per share, on or before December 31, 2002 and warrants to purchase 51,020 warrant shares exercisable, at $2.00 per share, on or before December 31, 2003 (collectively, the "Turner Warrants").

   On August 9, 2001, EMM exercised options to purchase 204,082 shares of the Company's Common Stock pursuant to the EMM Option Agreement and Mr. Turner (through Amherst Fund LLC, an entity that Mr. Turner controls and is the sole member of) exercised options to purchase 510,204 shares of the Company's Common Stock pursuant to the Assignment. On October 5, 2001, the Company issued the Turner Warrants to Amherst Fund LLC.

   On September 20, 2001, the EMM Option Agreement was amended to, among other things, extend the expiration date for the option from October 1, 2001 to December 3, 2001. On October 25, 2001, EMM exercised options to purchase 229,502 shares of the Company's Common Stock pursuant to the EMM Option Agreement. On December 7, 2001, the Company issued a warrant to purchase 43,367 warrant shares exercisable, at $1.00 per share, on or before February 28, 2003 and a warrant to purchase 43,367 warrant shares exercisable, at $2.00 per share, on or before February 27, 2004 to EMM.

   The shares and the warrants issued to EMM and Amherst Fund LLC have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Company claims exemption from registration under Section 4(2) of the Securities Act and Regulation D promulgated thereunder based upon EMM's and Mr. Turner's knowledge, sophistication, investment intent and status as an "accredited investor," as well as the private nature of the transaction.

                       OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

   The following table shows information about option grants in the last fiscal year for each of the Executive Officers included in the Summary Compensation Table. For the fiscal year ended September 30, 2001, no other Executive Officer of the Company received stock options. The Company did not grant any stock appreciation rights.

                                    % of Total
                                     Options
                         Number of   Granted
                         Securities     to
                         Underlying Employees  Exercise or
                          Options   in Fiscal      Base     Expiration
               Name       Granted      Year    Price ($/Sh)    Date
               ----      ---------- ---------- ------------ ----------
          Wiley R. McCoy      -0-        --          --           --

          Steven Rossi..  200,000      48.8%      .8125      9/29/10

          Chris J. Panzl   60,000      14.6%      .8750      9/29/10

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES

   The following table shows aggregate option exercises during the fiscal year ended September 30, 2001, and the fiscal year-end option values for the Executive Officers included in the Summary Compensation Table.

                                         Number of Securities     Value of
                                              Underlying      Unexercised-in-
                                         Unexercised Options     the-Money
                Shares Acquired               at FY-End        Options at FY-
                  on Exercise    Value       Exercisable/     End Exercisable/
      Name         (Number)     Realized    Unexercisable      Unexercisable
      ----      --------------- -------- -------------------- ----------------
 Wiley R. McCoy       --           --         162,500/0             $0/0

 Steven Rossi..       --           --         0/200,000             $0/0

 Chris Panzl...       --           --          0/60,000             $0/0

                             DIRECTOR COMPENSATION

   The Company's Directors receive fees of $1,250 per meeting for their attendance at Board or committee meetings. Directors are also reimbursed for their reasonable expenses in attending meetings of the Board of Directors and any committees thereof.

   Certain Directors receive fees for consulting services to the Company in addition to the fees they receive as Directors. During the fiscal year ended September 30, 2001, the Company paid Lawrence Cohen $46,000 for such consulting services.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   On March 22, 2000, the Company engaged Ernst & Young LLP as its independent accountants for the fiscal year ended September 30, 2000. Also on March 22, 2000, Arthur Andersen LLP was dismissed as the Company's independent accountants. The decision to change the Company's independent accountants was made by the Company's Board of Directors. The reports of Arthur Andersen LLP on the Company's financial statements for the fiscal years ended September 30, 1998 and 1999, contained no adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles. In connection with the audits for the fiscal years ended September 30, 1998 and 1999, and during the interim period from October 1, 1999, to March 22, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope procedure.

   In connection with the change of accountants, the Company filed a Form 8-K with the Commission on March 28, 2000. Arthur Andersen LLP reviewed the disclosure contained in the Form 8-K, and was given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it did not agree with the statements made by the Company in the Form 8-K. Such letter is filed as Exhibit 16 to the Form 8-K filed on March 28, 2000.

   In connection with preparing this Proxy Statement, the Company has requested that Arthur Andersen LLP review the above disclosure, and Arthur Andersen LLP has been given an opportunity to furnish the Company with a brief statement addressed to the Commission containing any new information, clarification of the Company's expressions of its views, or the respect in which it does not agree with the statements made by the Company herein. No such statement has been provided to the Company by Arthur Andersen LLP.

            APPROVAL OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

                           Item 2 on the Proxy Card

   Ernst & Young LLP, Certified Public Accountants, have audited the accounts of the Company since March 22, 2000, and have been selected by the Company to continue in that capacity during the fiscal year 2002. This selection was approved by the Audit Committee and by the Board of Directors, subject to Stockholder approval.

   Ernst & Young LLP plans to have a representative attend the Annual Meeting, who will be available to respond to the appropriate questions and who will have the opportunity to make a statement if the representative desires to do so.

   If the Stockholders do not approve the selection of Ernst & Young LLP as the Company's independent accountants, the selection of such auditors will be reconsidered by the Audit Committee and the Board of Directors.

   The Board of Directors recommends a vote FOR the approval of the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending September 30, 2002.

                                 ANNUAL REPORT

   The Company's Annual Report for the year ending September 30, 2001, including financial statements, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

                            SOLICITATION OF PROXIES

   The expenses in connection with the solicitation of the enclosed form of Proxy, including clerical work, printing and postage, will be borne by the Company. In addition to the use of the mails, Directors, Officers, or employees of the Company may make solicitations in person or by telephone without special compensation. The Company has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of Proxies at an estimated cost of $6,500 plus reimbursement of reasonable expenses. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.

                           PROPOSALS OF STOCKHOLDERS

   Proposals of Stockholders intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Secretary, McLaren Performance Technologies, Inc., 32233 West Eight Mile Road, Livonia, Michigan 48152, no later than September 15, 2002.

             AS TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

   The Board of Directors does not intend to bring any other matters before the meeting and has not been informed of such an intention by any other person. However, if any other matters properly come before the meeting, it is the intention of the person named in the enclosed form of Proxy to vote said Proxies in accordance with his judgment on such matters.

   It is important that the Proxies be returned promptly. Therefore, Stockholders are requested to execute and return the enclosed Proxy to which no postage need be affixed if mailed in the United States.

                                          By Order of the Board of Directors

                                          /s/ Chris J. Panzl

                                          Chris J. Panzl, Secretary

Dated: January 17, 2002

P R O X Y

                     McLAREN PERFORMANCE TECHNOLOGIES, INC.

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Steven Rossi or his successor with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated on the reverse side, all the shares of common stock of McLaren Performance Technologies, Inc. held of record by the undersigned on January 15, 2002, at the Annual Meeting of Stockholders to be held on February 20, 2002, or any adjournment thereof.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                     McLAREN PERFORMANCE TECHNOLOGIES, INC.

                               February 20, 2002




             |                                                   |
            \|/ Please Detach and Mail in the Envelope Provided \|/
--------------------------------------------------------------------------------


A /X/ Please mark your vote as indicated in this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF McLAREN PERFORMANCE TECHNOLOGIES, INC.

     1. The election of eight (8) Directors of the Company to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified:

     ___ FOR all nominees listed at right (except as marked to the contrary)

     ___ WITHHOLD authority to vote for all the nominees listed at right.

                      Nicholas P. Bartolini
                      Lawrence Cohen
                      Hayden H. Harris
                      David D. Jones
                      Wiley R. McCoy
                      Steven Rossi
                      Robert J. Sinclair
                      Amherst H. Turner

INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name in the list at right.

     2. The approval of the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending September 30, 2002.

         ___  FOR              ___ AGAINST           ___ ABSTAIN

     3. The transaction of such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

         ___  FOR              ___ AGAINST           ___ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE STOCKHOLDER'S DIRECTIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report.

PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. GIVING THIS PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

Dated:__________________, 2002  _______________________________________________
                                       Signature(s) of Stockholder(s)

                                _______________________________________________
                                       Signature(s) of Stockholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.